UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                FORM 8-K/A (NO.1)

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 24, 2004



                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                                000-30392                 13-4172059
-------                                ---------                 ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
OF INCORPORATION)                                              IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                       N/A

          (Former name or former address, if changed since last report)



                  |_| Written communication pursuant to Rule
                  425 under the Securities Act (17 CFR 230.425)

                  |_| Soliciting material pursuant to Rule
                  14a-12 under the Exchange Act (17 CFR 240.14a-12)

                  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
                  CFR 240.14d-2(b))

                  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
                  CFR 40.13e-4(c))

         ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


         Effective October 16, 2009, the Issuer's (the "Company") wholly owned subsidiary ESW America, Inc. entered into a lease renewal agreement with Nappen & Associates for approximately 40,220 square feet of leasehold space at 2 Bethlehem Pike Industrial Center, Montgomery Township, Pennsylvania. The leasehold space houses the Company's research and development facilities. There were no modifications to the original economic terms of the lease under the lease renewal agreement. Under the terms of the lease renewal, the lease term will now expire February 28, 2013.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

         Date:  October 21, 2009
                                                      By: /s/ David J. Johnson
                                                     ---------------------------
                                                     David J. Johnson
                                                    Chief Executive Officer and
                                                    President